================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          DATE OF REPORT: MARCH 5, 2003
                (DATE OF EARLIEST EVENT REPORTED: MARCH 5, 2003)


                          SOUTHERN NATURAL GAS COMPANY
             (Exact name of registrant as specified in its charter)

            DELAWARE                          1-2745                     63-0196650
 (State or other jurisdiction of       (Commission File Number)      (I.R.S. employer
  incorporation or organization)                                    identification number)

                                EL PASO BUILDING
                                 1001 LOUISIANA
                              HOUSTON, TEXAS 77002
               (Address of principal executive offices) (Zip Code)


                                 (713) 420-2600
              (Registrant's telephone number, including area code)

================================================================================

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

            On March 5, 2003, Southern Natural Gas Company, a Delaware corporation (the "Company"), pursuant to a Purchase Agreement dated as of February 28, 2003 (the "Purchase Agreement") among the Company and the initial purchasers named in Schedule A thereto (collectively, the "Initial Purchasers"), sold $400,000,000 aggregate principal amount of its 8 7/8% Senior Notes due 2010 (the "Notes") to the Initial Purchasers (the "Offering"). The Company issued the Notes pursuant to an indenture dated as of March 5, 2003 between the Company and The Bank of New York, as trustee (the "Indenture"). The Initial Purchasers will resell the Notes in private transactions in conformance with Rule 144A or Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The net proceeds from the Offering will be approximately $385 million after deducting Initial Purchasers' discounts and estimated offering expenses. The Company expects to use approximately $290 million of the net proceeds of the Offering to distribute to El Paso Corporation and the remaining $95 million of the net proceeds will be retained by the Company for capital expenditures.

            On March 5, 2003, the Company entered into a Registration Rights Agreement with the Initial Purchasers, pursuant to which the Company agreed to
(i) file with the Securities and Exchange Commission, within 90 days following March 5, 2003, a registration statement on an appropriate form under the Securities Act (the "Exchange Offer Registration Statement") relating to a registered exchange offer for the Notes under the Securities Act and (ii) use its reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 210 days following March 5, 2003.

            In connection with the closing of the Offering, the Company is filing certain exhibits as part of this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits.

           1.1 Purchase Agreement dated as of February 28, 2003 between Southern Natural Gas Company and the Initial Purchasers.

           4.1 Indenture dated as of March 5, 2003 between Southern Natural Gas Company and The Bank of New York, as trustee.

           4.2  Form of 8 7/8% Notes Due 2010. Included in Exhibit 4.1.

          10.1 Registration Rights Agreement dated as of March 5, 2003 between Southern Natural Gas Company and the Initial Purchasers.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2003                        SOUTHERN NATURAL GAS COMPANY



                                            /s/ GREG G. GRUBER
                                            -------------------------------
                                            By: Greg G. Gruber
                                                Senior Vice President,
                                                Chief Financial Officer and
                                                Treasurer

                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
-----------       -----------
1.1               Purchase Agreement dated as of February 28, 2003 between
                  Southern Natural Gas Company and the Initial Purchasers.

4.1               Indenture dated as of March 5, 2003 between Southern Natural
                  Gas Company and The Bank of New York, as trustee.

4.2               Form of 8 7/8% Notes Due 2010. Included in Exhibit 4.1.

10.1 Registration Rights Agreement dated as of March 5, 2003 between Southern Natural Gas Company and the Initial
                  Purchasers.